UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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OXiGENE, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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701 GATEWAY BOULEVARD, SUITE 210

SOUTH SAN FRANCISCO, CALIFORNIA 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2012

TO OUR STOCKHOLDERS:

Please take notice that the 2012 annual meeting of stockholders of OXiGENE, Inc., a Delaware corporation, will be held on Thursday, May 24, 2012, at 10:00 a.m., local time, at the Company’s offices located at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080, for the following purposes:

1. To elect five members to the Board of Directors to hold office until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve an increase in the number of shares of our common stock, $0.01 par value per share, reserved for issuance under the Company’s 2005 Stock Plan, as amended, from 2,500,000 shares to 4,000,000 shares;

3. To amend our Restated Certificate of Incorporation to decrease from 300,000,000 shares to 100,000,000 shares the aggregate number of shares of our common stock that are authorized to be issued;

4. To approve proposed issuances of up to 34 million shares of our common stock to Lincoln Park Capital Fund, LLC (“LPC”) pursuant to the Purchase Agreement, dated November 28, 2011, by and among the Company and LPC (the “Purchase Agreement”), as described in the attached Proxy Statement, to comply with NASDAQ Marketplace Rule 5635(d);

5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

6. To transact such other business as may be properly brought before the annual meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 9, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournments thereof. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Peter J. Langecker, M.D., Ph.D. Chief Executive Officer

April 18, 2012

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
PROPOSAL 1 — ELECTION OF DIRECTORS	5
PROPOSAL 2 — TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF OUR COMMON STOCK, $0.01 PAR VALUE PER SHARE, RESERVED FOR ISSUANCE UNDER THE COMPANY’S 2005 STOCK PLAN, AS AMENDED, FROM 2,500,000 SHARES TO 4,000,000 SHARES	9
PROPOSAL 3 — APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 300,000,000 TO 100,000,000	13
PROPOSAL 4 — TO APPROVE PROPOSED ISSUANCES OF UP TO 34 MILLION SHARES OF OUR COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT	14
PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
BOARD AND COMMITTEE MEETINGS	18
EXECUTIVE OFFICERS OF THE COMPANY	21
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
AUDIT FEES	21
AUDIT COMMITTEE REPORT	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
EXECUTIVE COMPENSATION	25
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	32
EXPENSES OF SOLICITATION	33
CODE OF CONDUCT AND ETHICS	33
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	33
OTHER MATTERS	33
ANNUAL REPORT	33
APPENDIX A OXiGENE, INC. 2005 STOCK PLAN, AS AMENDED	A-1
APPENDIX B PROPOSED CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION OF OXIGENE, INC.	B-1
APPENDIX C PROXY CARD	C-1

OXiGENE, Inc.

701 GATEWAY BOULEVARD, SUITE 210

SOUTH SAN FRANCISCO, CALIFORNIA 94080

(650) 635-7000

PROXY STATEMENT FOR THE OXiGENE, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

May 24, 2012

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

You received this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2012 annual meeting of stockholders and any adjournments of the Annual Meeting. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card. This Proxy Statement and the proxy card will be mailed to stockholders on or about April 18, 2012.

Who Can Vote.    Record holders of our common stock at the close of business on the record date, April 9, 2012, may vote at the Annual Meeting. On April 9, 2012, approximately 78 record holders held 16,194,958 shares of our outstanding common stock. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders.

How Many Votes You Have.    Each share of our common stock that you own entitles you to one vote.

How You Can Vote.    You can only vote your shares if you are either present in person or represented by proxy at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your proxy card and send it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board of Directors.

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If your shares are held in a stock brokerage account.    If your shares are held in a stock brokerage account, by a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in street name. Stockholders holding OXiGENE shares in street name through their broker may receive instructions from their broker on internet and/or telephonic voting. These instructions should be followed very closely.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing the ballot, which will be available at the meeting.

Recommendation of the Board of Directors.

The Board of Directors recommends that you vote:

“FOR” the election of the five director nominees;

“FOR” approval of an increase in the number of shares of our common stock, $0.01 par value per share, reserved for issuance under the Company’s 2005 Stock Plan, as amended, from 2,500,000 shares to 4,000,000 shares;

“FOR” the amendment of our Restated Certificate of Incorporation to decrease from 300,000,000 shares to 100,000,000 shares the aggregate number of shares of common stock authorized to be issued;

“FOR” the approval of proposed issuances of up to 34 million shares of our common stock to Lincoln Park Capital Fund, LLC (“LPC”) pursuant to the Purchase Agreement, dated November 28, 2011, by and among the Company and LPC (the “Purchase Agreement”), to comply with NASDAQ Marketplace Rule 5635(d); and

“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

If any other matter is properly presented, the proxy holders will vote your shares in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

Revocation of Proxies.    If you return your proxy card, you may revoke your proxy at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	by voting in person at the Annual Meeting;

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by delivering a written notice of revocation before the annual meeting with a date later than your previously delivered proxy card to our principal offices at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080 Attention — Secretary;

•	by timely delivering another proxy card dated after the date of the proxy card that you wish to revoke; or

•	by re-voting your shares by Internet or telephone after you return your proxy card (only applicable to beneficial owners of shares held in street name).

Your most current proxy card, or telephone or Internet vote if allowed by your broker, is the one that is counted.

How to Vote if You Receive More Than One Proxy Card.    You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How You Can Vote” for each account to ensure that all of your shares are voted.

How Your Shares Will Be Voted if You Do Not Vote.    If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote as described under “How You Can Vote”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares as described above under “How You Can Vote”, the bank, broker or other holder of record has the authority to vote your unvoted shares on Proposals 3 and 5 even if it does not receive any instructions from you.

In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other holder of record was allowed to vote those shares on your behalf in the election of directors as it felt appropriate. Changes in regulation have been made to take away the ability of your bank, broker or other record holder to vote your uninstructed shares in the election of directors on a discretionary basis, and absent your instructions, no votes will be cast on this proposal on your behalf. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

Confidentiality of Votes.    We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, American Stock Transfer & Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Voting in Person.    If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 9, 2012, the record date for determining who is entitled to vote.

Required Votes.    With respect to the election of directors, the nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. The affirmative vote of a majority of the votes cast on each proposal is required for approval of Proposals 2, 4 and 5. The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting is required for approval of Proposal 3.

Broker Non-Votes, Withholdings and Abstentions.

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Broker Non-Votes:    If your broker holds your shares in its name and cannot vote your shares on a particular matter because the broker does not have instructions from you or discretionary voting authority on that matter, this is referred to as a “broker non-vote.” Your broker will be entitled to vote your shares on Proposals 3 and 5. Your broker will not be entitled to vote your shares on Proposals 1, 2 and 4. Broker non-votes will have no effect on, and will not be counted towards, the vote total for Proposals 1, 2, 4 and 5. Broker non-votes, if any, would be counted towards the vote total for Proposal 3 and will have the same effect as “against” votes.

•	Withholdings: Withholding authority to vote for a nominee for director will have no effect on the results of the vote for directors.

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Abstentions:    Abstentions are not counted towards the vote total for purposes of electing directors and Proposals 2, 4 and 5, and will have no effect on these votes. Abstentions will be counted towards the vote total for Proposal 3 and will have the same effect as “against” votes.

Quorum.    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents.

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and OXiGENE. It reduces the volume of duplicate information received at your household and helps to reduce OXiGENE’s expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of OXiGENE annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another OXiGENE stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

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If your OXiGENE shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing to them at 6201 15th Avenue, Brooklyn, NY 11219.

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If a broker or other nominee holds your OXiGENE shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Throughout this Proxy Statement, the terms “OXiGENE,” “WE,” “US,” “OUR” or “COMPANY” mean OXiGENE, Inc.

Electronic Delivery of Stockholder Communications

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of OXiGENE, Inc. to Be Held on May 24, 2012.

•	The proxy statement, annual report to security holders for the year ended December 31, 2011 and the proxy card are available at the Investor Relations section of our website, www.oxigene.com.

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The 2012 Annual Meeting of stockholders of OXiGENE, Inc. will be held on May 24, 2012, at 10:00 a.m., local time, at the Company’s offices at 701 Gateway Blvd., Suite 210, South San Francisco, California 94080.

•	The Annual Meeting of stockholders will be held for the following purposes:

1.	To elect five members to the Board of Directors to hold office until the 2013 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve an increase in the number of shares of our common stock, $0.01 par value per share, reserved for issuance under the Company’s 2005 Stock Plan, as amended, from 2,500,000 shares to 4,000,000 shares;

3.	To amend our Restated Certificate of Incorporation to decrease from 300,000,000 shares to 100,000,000 shares the aggregate number of shares of common stock authorized to be issued;

4.	To approve proposed issuances of shares of our common stock to Lincoln Park Capital Fund, LLC (“LPC”) pursuant to the Purchase Agreement, dated November 28, 2011, by and among the Company and LPC (the “Purchase Agreement”), to comply with NASDAQ Marketplace Rule 5635(d); and

5.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

•	OXiGENE’s Board of Directors recommends voting “FOR” all of the proposals listed above.

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You are urged to attend the Annual Meeting and vote in person, but if you are unable to do so, the Board of Directors would appreciate your prompt vote either electronically via the Internet or telephone or via regular mail. We strongly encourage you to vote electronically, if you have that option.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information concerning the nominees for election to the Board of Directors is set forth below. Each nominee for election to the Board of Directors has consented to being named as a nominee and has agreed to serve if elected. If elected, each director would serve for a one-year term, expiring at the 2013 annual meeting of stockholders or until his or her successor is elected. We will vote your shares as you specify on your proxy card. If you sign, date and return the proxy card but do not specify how you want your shares voted, we will vote them FOR the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. If we do not name a substitute nominee, the size of the Board of Directors will be reduced. We are not aware of any circumstances that would render any nominee for director unavailable.

Our Board of Directors currently consists of five members, including four members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Under our by-laws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified. The Board of Directors has nominated Ms. Tamar D. Howson and Messrs. Peter J. Langecker, M.D., Ph.D., Gerald McMahon, Ph.D., William D. Schwieterman, M.D. and Alastair J.J. Wood, M.D. for election at the Annual Meeting. Each of the nominees except for Dr. Langecker qualify as independent directors under the rules of the NASDAQ Stock Market. Proxies received in connection with the Annual Meeting will be voted for no more than five director nominees. A plurality of the shares voted affirmatively at the Annual Meeting is required to elect each nominee as a director.

Each nominee for election to the Board of Directors is currently serving as a director. The following information with respect to each nominee has been furnished to us by that nominee. The ages of the nominees are as of April 1, 2012.

TAMAR D. HOWSON

Age:	63

Director Since:	2010

Principal Occupation:	Ms. Howson serves currently as a consultant to biotechnology companies and as a non-executive director to several life sciences companies.

Business Experience:	Ms. Howson was recently a Partner with JSB-Partners, a transaction advisory firm serving the life sciences industry. Formerly, she served as Senior Vice President of Corporate and Business Development and was a member of the executive committee at Bristol-Myers Squibb. During her tenure there, Ms. Howson was responsible for leading the company’s efforts in external alliances, licensing and acquisitions. Earlier, Ms. Howson served as Senior Vice President and Director of Business Development at SmithKline Beecham. She also managed SR One Ltd., the $100 million venture capital fund of SmithKline Beecham. Ms. Howson has served as an independent business consultant and adviser to companies both in the United States and in Europe. She held the position of Vice President, Venture Investments at Johnston Associates, a venture capital firm, and earlier as Director of Worldwide Business Development and Licensing for Squibb Corporation. Ms. Howson received her M.B.A. in finance and international business from Columbia University. Educated as a chemical engineer, she holds a M.S. from the City College of New York and a B.S. from the Technion in Israel.

Other Directorships:	Ms. Howson currently serves on the boards of Idenix Pharmaceuticals, Inc. (Nasdaq:IDIX), a biopharmaceutical company engaged in the discovery and development of drugs for the treatment of human viral diseases, Soligenix, Inc., a biopharmaceutical company developing products to treat life-threatening side effects of cancer treatments and serious gastrointestinal diseases, Aradigm Corporation, a specialty pharmaceutical company developing and commercializing drugs delivered by inhalation for the treatment of severe respiratory disease, and S*Bio Pte Ltd, a company engaged in the discovery and development of drugs for the treatment of cancer. She also serves as a consultant to Pitango Venture Fund and is a member of the advisory board to Triana Venture Partners. She previously served on the boards of Ariad Pharmaceuticals, SkyePharma, NPS Pharma, Targacept, and HBA.

Director Qualifications:	The Board highly values Ms. Howson’s significant business development and life sciences industry expertise, developed through her career as a senior professional at several leading pharmaceutical companies. The Board believes that these characteristics uniquely qualify Ms. Howson to serve as a director of the Company and led to the Board’s conclusion that she should be a member of the Board of Directors.

PETER J. LANGECKER, M.D., PH.D.

Age:	61

Director Since:	2010

Principal Occupation:	Dr. Langecker joined OXiGENE as Executive Vice President and Chief Development Officer in June 2009 and was appointed Chief Executive Officer in October 2009. He became Chairman of our Board of Directors in October 2011.

Business Experience:	Dr. Langecker served as Chief Medical Officer of DURECT Corporation from May 2006 until June 2009. Prior to joining DURECT, Dr. Langecker served as Chief Medical Officer and Vice President of Clinical Affairs at Intarcia Therapeutics, Inc. from October 1999 to April 2006. Prior to that, Dr. Langecker was Vice President of Clinical Affairs at Sugen, Inc. from 1997 to 1999, Vice President, Clinical Research at Coulter Pharmaceuticals from 1995 to 1997 and Director of Clinical Research, Oncology, at Schering-Plough from 1992 to 1995. Previously, Dr. Langecker worked as a Project Physician-Central Medical Advisor, Oncology at Ciba-Geigy (now Novartis) in Basel, Switzerland. He received his M.D. degree and his doctorate in medical sciences from the Ludwig-Maximilians University in Munich.

Director Qualifications:	The Board believes that Dr. Langecker’s medical and scientific training, developed through his extensive career as a life sciences industry executive, uniquely qualify Dr. Langecker to serve as a director of the Company and led to the Board’s conclusion that Dr. Langecker should be a member of the Board of Directors.

GERALD MCMAHON, PH.D.

Age:	57

Director Since:	2011

Principal Occupation:	Dr. McMahon is Senior Vice President and Oncology Innovative Medicines Unit Leader of Medimmune LLC, a wholly owned subsidiary of Astra Zeneca PLC, a position which he has held since 2010.

Business Experience:	Dr. McMahon served as the Chief Executive Officer of Poniard Pharmaceuticals, Inc. from May 2004 to February 2010 and as the Chairman of the Board of Directors of Poniard from May 2004 to May 2011. He was a Venture Partner at Bay City Capital, LLC from February 2010 to October 2010. Dr. McMahon has spent more than 20 years as a business executive in the healthcare and biotech industries where he held various roles at Pfizer, Pharmacia, and Sandoz. In addition, Dr. McMahon was employed for 10 years at SUGEN where he was instrumental to build the business leading to the successful discovery, development, and regulatory approvals of novel oncology drugs. Since his role as President of SUGEN in 2003, he served as a Venture Partner with Bay City Capital and also has served as CEO and in various board of director roles for public and private healthcare companies. Dr. McMahon holds a B.S. in biology and earned a Ph.D. in 1980 in biochemistry from Rensselaer Polytechnic Institute and held post-graduate appointments at Tufts Medical School in Boston and the Massachusetts Institute of Technology in Cambridge, Massachusetts.

Other Directorships:	Previously, Dr. McMahon served as a director of Poniard Pharmaceuticals, Inc. and Trellis Bioscience.

Director Qualifications:	The Board believes that Dr. McMahon’s scientific training, developed through his extensive career as a life sciences industry executive at several leading pharmaceutical companies, coupled with his specific experience, qualifications, and skills in the life sciences industry, uniquely qualify Dr. McMahon to serve as a director of the Company and led to the Board’s conclusion that Dr. McMahon should be a member of the Board of Directors.

WILLIAM D. SCHWIETERMAN, M.D.

Age:	54

Director Since:	2007

Principal Occupation:	Dr. Schwieterman has been the Chief Medical Officer of Chelsea Therapeutics, a publicly traded biopharmaceutical development company, since November 2009. He has been an independent consultant to biotech and pharmaceutical companies specializing in clinical development since July 2002.

Business Experience:	Dr. Schwieterman is a board-certified internist and a rheumatologist who was formerly Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the FDA. In these capacities and others, Dr. Schwieterman spent 10 years at the FDA in the Center for Biologics overseeing a wide range of clinical development plans for a large number of different types of molecules. Dr. Schwieterman holds a B.S. and M.D. from the University of Cincinnati.

Other Directorships:	From June 2008 to September 2009, Dr. Schwieterman served as a director of Chelsea Therapeutics.

Director Qualifications:	The Board believes that Dr. Schwieterman’s medical training and his expertise with regulatory matters involving the Food and Drug Administration and the clinical trials process are invaluable skills that Dr. Schwieterman brings to his Board service and led to the Board’s conclusion that Dr. Schwieterman should be a member of the Board of Directors.

ALASTAIR J.J. WOOD, M.D.

Age:	65

Director Since:	2008

Principal Occupation:	Dr. Wood, a partner of Symphony Capital LLC, has worked with Symphony since its inception, initially as Chairman of Symphony’s Clinical Advisory Council, and joined the firm full-time in September 2006 as a Managing Director.

Business Experience:	Prior to joining Symphony Capital LLC full-time, Dr. Wood completed more than 30 years at Vanderbilt University School of Medicine, most recently as Associate Dean of External Affairs, where he was also Attending Physician and Tenured Professor of Medicine and Pharmacology. Dr. Wood is currently Professor of Medicine (courtesy appointment) and Professor of Pharmacology (courtesy appointment) at Weill Cornell Medical School, appointments served in an unpaid capacity. Dr. Wood has written or co-authored more than 300 scientific papers and won numerous honors including election to the National Academy of Sciences’ Institute of Medicine. He was until 2006 the chairman of the FDA’s Nonprescription Drugs Advisory Committee. He previously served as a member of the Cardiovascular and Renal Advisory Committee of the FDA, and the FDA’s Nonprescription Drugs Advisory Committee. Dr. Wood has been a member of and chaired National Institutes of Health study sections, served on the editorial boards of four major journals, and between 1992 and 2004 was the Drug Therapy Editor of The New England Journal of Medicine. Most recently, he was named to the Board of the Critical Path Institute. He earned his medical degree at the University of St. Andrews.

Other Directorships:	Dr. Wood is a director of Symphony Evolution, Inc., a Symphony portfolio company. He was previously a director of Antigenics, Inc., a publicly traded drug development company.

Director Qualifications:	The Board believes that Dr. Wood’s medical training and expertise in drug development, combined with his prior service as a member of several advisory committees to the Food and Drug Administration, uniquely qualify Dr. Wood to serve as a director of the Company and led to the Board’s conclusion that Dr. Wood should be a member of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION TO THE BOARD OF DIRECTORS OF EACH DIRECTOR NOMINEE NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ELECTION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2 — TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF OUR COMMON STOCK, $0.01 PAR VALUE PER SHARE, RESERVED FOR ISSUANCE UNDER THE COMPANY’S 2005 STOCK PLAN, AS AMENDED, FROM 2,500,000 SHARES TO 4,000,000 SHARES

General

On March 19, 2012, our Board of Directors unanimously approved, subject to approval of our stockholders at this Annual Meeting, an amendment to our 2005 Stock Plan, as amended (the “Plan”), to increase from 2,500,000 to 4,000,000 the number of shares of our common stock, $0.01 par value per share, available for issuance under the Plan.

This amendment to the Plan is being submitted to you for approval at the Annual Meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”). Approval by our stockholders of the amendments to the Plan is also required by the listing rules of the NASDAQ Stock Market. Our Board of Directors believes that the approval of the amendment to our Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants.

As of April 1, 2012, options to purchase 1,380,809 shares of our common stock were outstanding under the Plan, options to purchase 34,336 shares have been exercised under the Plan, 384,500 options and 59,660 shares have been issued to directors and executive officers under the Plan and an additional 1,025,195 shares were available for future award issuances under the Plan. In addition, options to purchase 500 shares of our common stock are outstanding under the 1996 Stock Incentive Plan.

Shares of common stock reserved for awards under the Plan that lapse or are canceled will be generally added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. Our Plan provides that no participant may receive awards for more than 200,000 shares of common stock in any fiscal year.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that increasing the number of shares of our common stock available for issuance under the Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes adoption of the amendment to the Plan is in our best interests and those of our stockholders and recommends a vote “FOR” the approval of the amendment to the Plan.

The following is a brief summary of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A to this proxy statement.

Material Features of our 2005 Stock Plan

The purpose of our Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

The Plan provides for the grant of incentive stock options to our employees and non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants. Upon approval of the proposed amendment, an aggregate of 4,000,000 shares of our common stock will be reserved for issuance under our Plan.

In accordance with the terms of our Plan, our Board of Directors has authorized our Compensation Committee to administer the Plan. To the extent permitted under law, the Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of OXiGENE. In accordance with the provisions of the Plan, our Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Plan.

The maximum term of options granted under our Plan is 10 years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 200,000 shares of common stock in any fiscal year. Our Plan does not provide for the repricing of stock options or other awards.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i)such term or condition as amended is permitted by our Plan, and (ii)any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•

in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full or in part immediately prior to such event; and

•

provide that all other outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our stockholders may amend our Plan. It may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires stockholder approval as required by the rules of the NASDAQ Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. Our Plan expires on April 25, 2015.

Federal Income Tax Considerations

The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under our Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

On April 4, 2012, the closing market price per share of our common stock was $1.04, as reported by the NASDAQ Capital Market.

Approval of the amendment of the Plan requires an affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on, and will not be counted towards the vote total for, this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR 2005 STOCK PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO THE 2005 STOCK PLAN UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3 — APPROVAL OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK, $0.01 PAR VALUE PER SHARE, FROM 300,000,000 TO 100,000,000

The Board of Directors has determined that it is advisable to decrease our authorized common stock, $0.01 par value per share, from 300,000,000 shares to 100,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Restated Certificate of Incorporation effecting the proposed decrease. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Appendix B.

As of the April 9, 2012 record date, 16,194,958 shares of our common stock were issued and outstanding (excluding treasury shares), an additional 1,534,434 shares were reserved for issuance upon the conversion of existing securities and exercise of options or warrants granted under our various stock-based plans and certain agreements, and an additional 1,140,018 shares remain available for issuance under our 2005 stock plan and ESPP combined. Accordingly, of our 300,000,000 authorized common shares, approximately 281,130,590 shares of common stock are available for future issuance and if this proposal is approved and our 300,000,000 authorized shares is decreased to 100,000,000 shares, then 81,130,590 shares of common stock would be available for issuance.

At a Special Meeting of Stockholders held on December 21, 2010, our stockholders approved an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in the range of 1:2 to 1:20, such ratio to be determined by the Board of Directors. As announced on February 22, 2011, we filed a Certificate of Amendment to our Restated Certificate of Incorporation effecting a 1:20 reverse stock split. As a result of this stock split, we currently have a very wide discrepancy between the number of shares of issued and outstanding common stock and the number of authorized shares of common stock.

The Board of Directors believes it continues to be in the best interest of OXiGENE and its stockholders to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, possible acquisitions of other companies, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments.

Except as described in this Proxy Statement pursuant to the Purchase Agreement and the 2005 Stock Plan, we currently have no specific understandings, arrangements, agreements or other plans to issue, in connection with future acquisitions, financings or otherwise, any of the additional authorized but unissued shares that would remain available following the proposed decrease in the number of authorized shares of our common stock. However, the Board of Directors believes that the unissued shares that remain available after the implementation of the reverse stock split results in an excessive state franchise tax liability, while a lower number of unissued shares will still provide sufficient flexibility for corporate action in the future. Therefore, the Board of Directors recommends that our stockholders approve a decrease in the number of authorized shares of our common stock from 300,000,000 to 100,000,000. Even if the stockholders approve the proposed decrease in the number of OXiGENE’s authorized shares, OXiGENE reserves the right not to amend the Restated Certificate of Incorporation if the Board does not deem such amendment to be in the best interest of OXiGENE and its stockholders following the Annual Meeting.

We will not solicit further authorization by vote of the stockholders for the issuance of the unissued authorized shares of common stock, except as required by law, regulatory authorities or rules of the NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not generally have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Approval of the amendment to our Restated Certificate of Incorporation to effect the proposed decrease in our authorized number of shares of common stock requires an affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the vote total for this proposal and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4 — TO APPROVE PROPOSED ISSUANCES OF UP TO 34 MILLION SHARES OF OUR COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT

We are asking our stockholders to approve proposed issuances of shares of our common stock, $0.01 par value per share, pursuant to the Purchase Agreement, dated November 28, 2011, by and among us and Lincoln Park Capital Fund, LLC (“LPC”), an Illinois limited liability company (the “Purchase Agreement”).

On November 28, 2011, we entered into the Purchase Agreement with LPC, whereby LPC has agreed to purchase up to $20 million of our common stock, subject to certain limitations, over a thirty-six (36) month period. We also entered into a registration rights agreement (the “Registration Rights Agreement”) with LPC pursuant to which we agreed to file a registration statement with the SEC covering the resale by LPC of the shares that have been issued or may be issued to LPC under the Purchase Agreement.

There are no upper limits to the price LPC may pay to purchase shares of common stock, and the purchase price of the shares related to any future funding under the Purchase Agreement will be based on the prevailing market prices of the common stock immediately preceding the time of sales without any fixed discount in accordance with the pricing provisions set forth in the Purchase Agreement. We will control the timing and amount of any future sales, if any, of shares to LPC. LPC shall not have the right or the obligation to purchase any shares of common stock on any business day that the price of the common stock is below the floor price as set forth in the Purchase Agreement.

We may terminate the Purchase Agreement at any time at our discretion without any cost to us.

Approval of Issuance of Shares in Excess of 19.9% at Below-Market Price is Required by NASDAQ Rules.    As a result of our listing on The NASDAQ Capital Market, issuances of our common stock are subject to the NASDAQ Marketplace Rules, including Rule 5635(d). Stockholder approval of the issuance of a number of shares above 19.9% of our outstanding shares on the date before we entered into the Purchase Agreement, at a price below the greater of the book or market price of our common stock as of that date, is required under applicable NASDAQ Marketplace Rules. Accordingly, we are seeking approval of the proposed issuances of shares under the LPC facility in excess of 19.9% of our outstanding common stock from our stockholders at the Annual Meeting.

We are asking you to vote in favor of the issuance of up to 34 million additional shares to LPC pursuant to the Purchase Agreement because access to the potential proceeds from the sale of these shares is a key component of our strategy to finance the costs of our proposed pivotal Phase 3 clinical trial of ZYBRESTAT for the treatment of anaplastic thyroid cancer, or ATC. We currently expect this trial to take place between the fall of 2012 and the end of 2015. ATC is a highly aggressive and lethal malignancy for which there are currently no approved therapeutics and extremely limited treatment options. We refer to the proposed trial of ZYBRESTAT in ATC as the FACT 2 trial. We anticipate that this trial will commence enrollment as early as the fourth quarter of 2012, will be designed to enroll up to 300 patients, will be conducted in a number of countries around the world and will take approximately 24 months to enroll.

Due to the rarity of ATC, which afflicts only approximately 4,000 people worldwide per year, and the fact that the median length of survival from time of diagnosis for patients with ATC is only approximately 3-4 months, our strategy is to recruit patients to a large number of clinical trial sites to participate in the trial. We are hopeful that we can finance a large portion of the costs of this trial on our own; however, clinical trials are extremely costly and time-consuming, particularly in orphan indications such as ATC.

We believe that the FACT 2 trial represents a critical opportunity to demonstrate the value of our key asset, ZYBRESTAT, and has the potential to create significant value for our company and our shareholders. As such, our primary corporate strategy for 2012 is to secure sufficient funding to conduct the trial. We will need a substantial and reliable source of funds in order to commence and complete this trial, and we believe that the LPC facility represents such a source of funds for at least a portion of the anticipated costs. However, as a result of NASDAQ Marketplace Rule 5635(d), we cannot sell LPC more than 2,974,483 shares of our common stock, representing 19.9% of our outstanding shares at the time we entered into the LPC facility in November 2011, at an average price per share that is less than $1.3051 (the deemed market value per share of our common stock for purposes of the agreement). At our current stock price, this would mean that we cannot access more than approximately $3 million of the $20 million in potential proceeds under the LPC facility without obtaining shareholder approval.

We believe that the LPC facility is very attractive as a source of capital for the following reasons:

•

It involves only the issuance of common stock, as opposed to other potential financing vehicles that may be more likely to involve the issuance of significant numbers of warrants and/or other instruments that are convertible into our common stock to investors, and as such it may be less dilutive to our existing shareholders than other alternatives. In consideration for entering into the Purchase Agreement, we issued to LPC 299,700 shares of common stock as an initial commitment fee and would be required to issue up to an aggregate of 599,401 additional shares of our common stock to LPC as an additional commitment fee as the facility is used, but we believe that this is a substantially lower number than could be required by other potential financing vehicles.

•

The discount to the existing market price of our common stock provided for under the LPC facility is likely to be less than any discount to which we would be subject in the use of other potential financing vehicles. Under the LPC facility, the price at which LPC will purchase shares is the lower of:

•	the lowest sale price of the common stock on the date on which we notify LPC that we wish to sell them shares (the Purchase Date), and

•	the arithmetic average of the three lowest closing sale prices for the common stock during the twelve consecutive business days ending on the business day immediately preceding the Purchase Date.

As such, there is no fixed discount on the price per share at which we would issue shares to LPC, which we believe to be a beneficial feature of this arrangement.

•

We control the timing and amount of any issuance of shares to LPC under the arrangement, and accordingly can raise as much or as little in proceeds as we believe to be appropriate at the time of any purchase request, subject to the overall limitation of $20 million in proceeds and prevailing market conditions.

The LPC agreement provides that we cannot issue shares to LPC if our common stock price is lower than $0.50 per share. Since entering into the Purchase Agreement on November 28, 2011 and issuing 299,700 shares to LPC as an initial commitment fee at that time, as of the date of this proxy statement, we have issued an additional 983,897 shares to LPC under the Purchase Agreement, which additional shares included an aggregate of 29,970 shares issued as additional commitment fees to LPC, for aggregate proceeds of $1,000,000. This leaves $19 million of the aggregate $20 million in potential proceeds available to us under this facility, assuming that the size of the facility is not increased before it expires in January 2015 and that the facility is not extended beyond that date. Assuming that all of the remaining shares of common stock were to be issued at the minimum purchase price of $0.50 per share, this would result in an aggregate issuance of an additional 38,569,431 shares to LPC, however, we will not issue more than 34 million shares under the purchase agreement pursuant to this proposal. While we do not believe that we will issue most of these shares to LPC at a price of $0.50 per share, in order to provide us with access to the greatest amount of potential proceeds under this facility for purposes of financing the FACT 2 trial and other ongoing general corporate purposes, we ask that you approve the issuance of up to 34 million additional shares of our common stock to LPC under this arrangement.

The following chart shows the numbers of shares that we would issue to LPC under the remaining facility, assuming stock prices at the time of issuance as set forth below and including 569,431 shares as an additional commitment fee, in each case:

Price per Share	$0.50		$0.60	$0.70	$0.80	$0.90	$1.00	$1.10	$1.20	$1.30
Number of Shares	38,569,431	*	32,236,098	27,712,288	24,319,431	21,680,542	19,569,431	17,842,158	16,402,764	15,184,816

*	We will not issue more than 34 million shares under the purchase agreement pursuant to the vote we are seeking at the Annual Meeting.

Approval of the proposed issuances of shares of our common stock in excess of 19.9% of our outstanding common stock pursuant to the Purchase Agreement requires an affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Abstentions and broker non-votes will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE PROPOSED ISSUANCES OF SHARES OF OUR COMMON STOCK IN EXCESS OF 19.9% OF OUR OUTSTANDING COMMON STOCK PURSUANT TO THE PURCHASE AGREEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ISSUANCE OF SUCH SHARES UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2012. Ernst & Young LLP was our independent registered public accounting firm for the year ended December 31, 2011. Our Board of Directors recommends that our stockholders vote for ratification of such appointment. A representative of Ernst & Young LLP will be present at the annual meeting and will be available to respond to appropriate stockholders’ questions and to make a statement if he or she desires to do so.

Approval of the ratification of appointment of our independent registered public accounting firm requires an affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on, and will not be counted towards the vote total for, this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

The submission of this matter to our stockholders at the annual meeting is not required by law or by our Amended and Restated By-laws. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of a majority of the votes cast on the proposal at the meeting, the Audit Committee intends to reconsider its appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

BOARD AND COMMITTEE MEETINGS

Our Board of Directors currently consists of five members. Under our by-laws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified.

During 2011, the Board of Directors held eight meetings. The Board of Directors has established three committees whose functions and current members are noted below. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee (collectively, the “Board Committees”) are committees of the Board of Directors and consist solely of members of the Board of Directors. Each director who served during 2011 attended 75% or more of the aggregate number of meetings of the Board of Directors and Board Committees on which he or she served during 2011. The Board has also adopted a policy under which each member of the Board is required to make every effort to attend each annual meeting of our stockholders. Dr. Langecker attended our annual meeting of stockholders in 2011.

Audit Committee.    The Audit Committee consists of William D. Schwieterman, Tamar D. Howson and Gerald McMahon (Chairman). During 2011, the Audit Committee held five meetings. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. The Board has determined that Gerald McMahon is an audit committee financial expert, as the Securities and Exchange Commission has defined that term. The Board of Directors has adopted a charter for the Audit Committee, which is reviewed and reassessed annually by the Audit Committee. A copy of the Audit Committee’s written charter is publicly available on our website at www.oxigene.com.

Securities and Exchange Commission rules require that we disclose our compliance with NASDAQ listing standards regarding the independence of our Audit Committee members and inclusion in the Audit Committee of any non-independent director. All members of our Audit Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market.

Compensation Committee.    The Compensation Committee consists of William D. Schwieterman, Tamar D. Howson (Chair) and Gerald McMahon. During 2011, the Compensation Committee did not meet, but acted once by written consent. The Compensation Committee makes recommendations to the Board of Directors regarding the compensation philosophy and compensation guidelines for our executives, the role and performance of our executive officers, appropriate compensation levels for our Chief Executive Officer, which are determined without the Chief Executive Officer present, and other executives based on a comparative review of compensation practices of similarly situated businesses. The Compensation Committee also makes recommendations to the Board regarding the design and implementation of our compensation plans and the establishment of criteria and the approval of performance results relative to our incentive plans. The Compensation Committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation. Each year, the Compensation Committee reviews and assesses the three main components of each named executive officer’s compensation: base salary, incentive compensation and equity compensation. Adjustments to base salary are generally only made when there has been a change in the scope of the responsibilities of the named executive officer or when, based on a review of the base salary component of executive officers in companies of a similar size and stage of development, the Committee members believe that an adjustment is warranted in order to remain competitive. Each year, the executive management of the Company determines and agrees with the Compensation Committee on its corporate goals and objectives for the ensuing year. At the end of each year, the attainment of each objective is assessed and incentive awards are made to each executive based on his contribution to achieving the objectives and at a percentage of base salary outlined in the executive’s employment agreement. In addition, equity compensation is reviewed annually. Awards are made based on either provisions of an executive’s employment agreement, or an assessment of each executive’s equity compensation position relative to the Company’s other executives. Each member of the Compensation Committee qualifies as independent under the definition promulgated by The NASDAQ Stock Market and qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. A copy of the Compensation Committee’s written charter is publicly available on our website at www.oxigene.com.

Compensation Committee Interlocks and Insider Participation.    None of the members of our Compensation Committee is or has been employed by us. In addition, none of our executive officers served during fiscal 2011 as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has an executive officer who serves on our Board or Compensation Committee.

Nominating and Governance Committee.    During 2011, the Nominating and Governance Committee met twice. The Nominating and Governance Committee consists of Dr. Schwieterman (Chairman), Ms. Howson and Dr. McMahon. This committee’s role is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market.

The Nominating and Governance Committee may consider candidates recommended by stockholders, as well as from other sources, such as current directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the biotechnology industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2013 annual meeting of stockholders using the procedures set forth in the Company’s by-laws, it must follow the procedures described below under “Stockholder Proposals and Nominations for Director.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating and Governance Committee by mail at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080. The Nominating and Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship of the Board and its committees. A copy of the Nominating and Governance Committee’s written charter is publicly available on our website at www.oxigene.com.

Board of Directors Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having an employee director serve as Chairman is in the best interest of the Company’s stockholders at this time.

Dr. Langecker has served as Chairman of the Board of Directors since the conclusion of the 2011 annual meeting. The Chairman of the Board of Directors provides leadership to the Board and works with the Board to define its activities and the calendar for fulfillment of its responsibilities. The Chairman of the Board of Directors approves the meeting agendas after input from management, facilitates communication among members of the Board and presides at meetings of our Board and stockholders.

The Chairman of the Board of Directors, the Chairman of the Audit Committee, the Chief Executive Officer and the other members of the Board work in concert to provide oversight of our management and affairs. We believe that the leadership of the Chairman fosters a culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. Our Board encourages communication among its members and between management and the Board to facilitate productive working relationships. Working with the other members of the Board, the Chairman also works to ensure that there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations and risk oversight.

The Board of Directors’ Role in Risk Oversight

The Board plays an important role in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board and its committees. In particular, the Board administers its risk oversight function through (1) the review and discussion of regular periodic reports to the Board and its committees on topics relating to the risks that we face, (2) the required approval by the Board (or a committee of the Board) of significant transactions and other decisions, (3) the direct oversight of specific areas of our business by the Audit and Compensation committees, and (4) regular periodic reports from our auditors and outside advisors regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting. The Board also relies on management to bring significant matters impacting us to the Board’s attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for discussing the guidelines and policies that govern the process by which our exposure to risk is assessed and managed by management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition, we, under the supervision of the Audit Committee, have established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

Because of the role of the Board in risk oversight, the Board believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. The Board recognizes that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to our operations. The Board believes its current leadership structure enables it to effectively provide oversight with respect to such risks.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (650) 635-7000. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should submit his or her questions to the appropriate director using the contact information and instructions for this purpose set forth on the Company’s website at www.oxigene.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings

•	resumes and other forms of job inquiries

•	surveys

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

EXECUTIVE OFFICERS OF THE COMPANY

See “Proposal 1 — Election of Directors” above for the biography of our Chief Executive Officer, Peter J. Langecker, M.D., Ph.D.

David L. Johnson, 58, joined us in March 2012 and was appointed as our Chief Financial Officer on April 2, 2012. Mr. Johnson is presently, and has been since December 2002, the Managing Director of Macauley Johnson, LLC, which provides Chief Financial Officer services to emerging and established life sciences companies on a part-time, interim or project basis. Prior to founding Macauley Johnson, Mr. Johnson served as Chief Financial Officer of Pain Therapeutics, Inc, a publicly traded biopharmaceutical company that develops novel drugs, from January 2000 to December 2002. Prior to January 2000, Mr. Johnson held various financial positions at companies, including Elan Pharmaceuticals North America, Gilead Sciences, Chiron Corporation and The Cooper Companies. Mr. Johnson holds a Bachelors of Science in Accounting from Oklahoma State University and is a Certified Public Accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers, and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission and us initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other of our equity securities. For these purposes, the term “other equity securities” would include options granted under our 2005 Stock Plan, as amended. To our knowledge, based solely on a review of the forms and written representations received by us from our Section 16 reporting persons, during the fiscal year ended December 31, 2011, all Section 16(a) filing requirements applicable to the reporting persons were properly and timely satisfied.

AUDIT FEES

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2011 and December 31, 2010, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2011	2010
Audit fees:(1)	$278,700	$334,000
Audit related:(2)	$2,530	2,000
Tax Fees:(3)	$15,000	15,000
All other fees:(4)	$—	—

Total	$296,230	$351,000

(1)	Audit fees consisted of audit work performed in the preparation and audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements and statutory audits.

(2)	Audit-related fees in 2011 and 2010 consisted of fees for access to technical accounting information.

(3)	Tax fees consisted principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

(4)	There were no fees incurred in this category in either 2011 or 2010.

Policy on Audit Committee Pre-Approval of Audit and Permissible

Non-audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation and audit of the annual financial statements, fees for the audit of the effectiveness of the Company’s system of internal control over financial reporting, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements.

2. Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The members of the Audit Committee, which is comprised of three directors, have been appointed by the Board of Directors. The current members of the Committee are Tamar D. Howson, William D. Schwieterman and Gerald McMahon (Chairman). All members of our Audit Committee meet the independence and experience requirements of the NASDAQ Stock Market. The Audit Committee is governed by a charter that has been adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. This charter is publicly available on our website at www.oxigene.com.

This Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings of ours under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to Regulation 14A or 14C under the Exchange Act, except as specifically provided under the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that this Audit Committee Report be treated as soliciting material or specifically incorporate this Audit Committee Report by reference therein.

The Audit Committee reviews the scope and timing of the independent registered public accounting firm’s audit and other services, and their report on our financial statements following completion of their audits. The Audit Committee also makes annual recommendations to the Board of Directors regarding the appointment of independent registered public accounting firms for the ensuing year.

Management is responsible for the preparation of our financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2011 and met with both management and our external accountants to discuss those financial statements. Management and the independent registered public accounting firm have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also considered taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate.

The Audit Committee has received from the independent registered public accounting firm their written disclosure and letter regarding their independence from us as required by applicable requirements of the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence. The Audit Committee also discussed with the independent registered public accounting firm any matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as may be modified or supplemented.

Based upon the reviews and discussions described in this Audit Committee Report, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED,

THE AUDIT COMMITTEE

Tamar D. Howson

William D. Schwieterman

Gerald McMahon

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2012, for (a) each of our executive officers named in the Summary Compensation Table, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 31, 2012 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the tables. Except as indicated in footnotes to these tables, we believe that the stockholders named in these tables have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 16,194,958 shares of common stock outstanding on March 31, 2012.

	Number of Shares Beneficially Owned and Nature of Ownership	Percent of Class %
David Chaplin(1)	6,655	*
Tamar Howson(2)	42,712	*
Peter Langecker(3)	106,250	*
Gerald McMahon(4)	45,300	*
James Murphy	2,000	*
William Schwieterman(5)	54,560	*
Alastair J.J. Wood (6)	46,171	*
All current directors and executive officers as a group (5 persons)(7)	294,993	1.8%

(1)	Mr. Chaplin’s employment with the Company ended on August 30, 2011.

(2)	Includes options to purchase 22,800 shares of common stock, which are exercisable within 60 days of March 31, 2012 (May 30, 2012).

(3)	Represents options to purchase 106,250 shares of common stock, which are exercisable within 60 days of March 31, 2012 (May 30, 2012).

(4)	Represents options to purchase 45,300 shares of common stock, which are exercisable within 60 days of March 31, 2012 (May 30, 2012).

(5)	Includes options to purchase 45,600 shares of common stock, which are exercisable within 60 days of March 31, 2012 (May 30, 2012).

(6)	Includes options to purchase 28,300 shares of common stock, which are exercisable within 60 days of March 31, 2012 (May 30, 2012).

(7)	Includes options to purchase 248,250 shares of common stock, which are exercisable within 60 days of March 31, 2012 (May 30, 2012), that are held by our current directors and executive officers as a group.

As of March 31, 2012, the following is the only entity known to us to be the beneficial owner of more than 5% of our outstanding common stock.

Name and Address of Beneficial Owner	Beneficially Owned and Nature of Ownership	Percent of Class
Symphony ViDA Holdings LLC	1,335,450	8.25%
875 Third Avenue 18th Floor New York, NY 10022

The determination that there were no other persons, entities or groups known to us to beneficially own more than 5% of our outstanding common stock was based on a review of all statements filed with respect to us since the beginning of the past fiscal year with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years ended December 31, 2011 and December 31, 2010 to (1) our Chief Executive Officer and (2) our two most highly compensated executive officers, other than our Chief Executive Officer, who earned more than $100,000 during the fiscal year ended December 31, 2011 and were serving at year end.

Name	Year	Salary ($)	Bonus($)	Stock Awards ($)(1)	Option Awards ($)(1)	All other Compensation ($)	Total ($)
Peter Langecker(2)	2011	$350,000	$—	$—	$184,599	$1,426	$536,025
Chief Executive Officer	2010	$350,000	$—	$—	$132,825	$929	$483,754

David Chaplin(3)	2011	$233,688	$—	$—	$43,089	$444,864	$721,641
Former Vice President and Chief Scientific Officer	2010	$278,124	$—	$—	$74,966	$—	$353,090

James Murphy(4)	2011	$276,585	$—	$—	$85,406	$245,000	$606,991
Vice President and Chief Financial Officer	2010	$245,000	$—	$—	$101,759	$690	$347,449

(1)	See Note 6 to our Condensed Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011 for details as to the assumptions used to determine the fair value of each of the stock awards and option awards set forth in this table, as well as a description of all forfeitures during fiscal year 2011.

(2)	Dr. Langecker commenced employment in June 2009 as Executive Vice President and Chief Development Officer. In October 2009, he was appointed as Chief Executive Officer.

(3)	Dr. Chaplin’s employment with the Company ended on August 30, 2011. Dr. Chaplin’s employment agreement provided that his salary be paid in British Pounds. The salary and all other compensation amounts presented above are converted into U.S. dollars at the average monthly conversion rate for the year presented. The 2011 salary amount presented above represents the portion of his annual salary of £182,257 earned prior to the end of his employment on August 30, 2011. Dr. Chaplin also earned $49,957 in consulting fees in 2011 which is included in All Other Compensation. The Company entered into a separation agreement with Dr. Chaplin in connection with his departure. The terms of Dr. Chaplin’s separation arrangement are consistent with the severance benefits provided for in his employment agreement, which included severance of $394,907 that is reflected in All Other Compensation.

(4)	Mr. Murphy’s permanent employment with the Company ended on October 31, 2011; however, Mr. Murphy continued to serve as the Company’s Chief Financial Officer on a temporary basis until his replacement was hired in March 2012. The Company entered into a separation agreement with Mr. Murphy in connection with his departure. The terms of Mr. Murphy’s separation arrangement are consistent with the severance benefits provided for in his employment agreement, which included severance of $245,000 that is reflected in All Other Compensation.

Narrative Disclosure to Summary Compensation Table

Peter J. Langecker, M.D., Ph.D.

Employment Agreement with Dr. Peter J. Langecker.    In June 2009, we entered into an employment agreement with Dr. Langecker with respect to his service as our Executive Vice President and Chief Development Officer. In October 2009, Dr. Langecker was appointed as our Chief Executive Officer, and in

October 2011, Dr. Langecker was named as the Chairman of our Board of Directors. On December 15, 2011, we amended our employment agreement with Dr. Langecker primarily to reflect his position as our Chief Executive Officer. The material terms of Dr. Langecker’s employment agreement with us remained the same. Pursuant to his agreement, Dr. Langecker currently receives an annual base salary of $350,000 per year. In addition, Dr. Langecker may be awarded an annual bonus of up to 40% of his then-current annual base salary, at the sole discretion of OXiGENE, based on our assessment of his and OXiGENE’s performance. Pursuant to his employment agreement, on June 29, 2009, we granted to Dr. Langecker options to purchase 12,500 shares of the Company’s common stock at an exercise price of $46.40 per share. The options shall vest in equal annual installments over four years beginning one year from the date of grant.

Dr. Langecker may terminate the agreement upon written notice to us. We may also terminate the agreement without prior written notice for cause, as defined in the agreement, as long as, in certain circumstances, we give Dr. Langecker a minimum period of 30 days to cure the act or omission constituting cause (if reasonably subject to cure), as described in the agreement. If Dr. Langecker’s employment is terminated by us for cause, or by Dr. Langecker without good reason (as defined in the agreement), we will pay to Dr. Langecker the amount of accrued obligations as of the date of such termination, consisting of accrued and unpaid salary, value of accrued vacation days, annual bonus related to the most recently completed calendar year if not already paid and amount of unreimbursed and incurred expenses. If Dr. Langecker’s employment is terminated by us other than for cause or Dr. Langecker’s disability, we will pay to Dr. Langecker the accrued obligations, as described above, an amount equal to 12 months of his then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and will also pay COBRA premiums, should Dr. Langecker timely elect and be eligible for COBRA coverage, for Dr. Langecker and his immediate family for 12 months (provided that OXiGENE shall have no obligation to provide such coverage if Dr. Langecker becomes eligible for medical and dental coverage with another employer).

If Dr. Langecker’s employment is terminated by us (other than for cause or Dr. Langecker’s disability) within one year following a change in control of the Company (as defined in the agreement), or by Dr. Langecker with good reason within one year following a change in control of the Company, we will pay to Dr. Langecker the accrued obligations, as described above, an amount equal to 12 months of his then-current base salary, the annual bonus related to the most recently completed calendar year, if not already paid, and will also pay COBRA premiums for a period of 12 months on the same conditions as described above. In addition, all of Dr. Langecker’ unvested equity compensation outstanding on the date of termination shall vest and remain exercisable in accordance with the terms of the applicable plan and related agreements. Dr. Langecker has also agreed not to engage in activities competitive with the Company during his employment and for a 12 month period following the termination of his employment. All payments made and benefits available to Dr. Langecker in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

David Chaplin, Ph.D.

As announced on September 1, 2011, Dr. Chaplin’s employment with the Company ended on August 30, 2011. His termination pay is described below in the section entitled “Potential Payments Upon Termination or Change-In-Control.”

James B. Murphy

As announced on September 1, 2011, Mr. Murphy’s permanent employment with the Company ended on October 31, 2011. His termination pay is described below in the section entitled “Potential Payments Upon Termination or Change-In-Control.”

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2011, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable #	Number of Securities Underlying Unexercised Options Unexercisable #	Option Exercise Price $	Option Expiration Date	Number of shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That have Not Vested $
Peter Langecker	6,250	6,250	$46.40	6/29/2019	—	$—
Chief Executive Officer	7,500	12,500	$21.20	4/27/2020
	7,187	2,813	$5.60	9/15/2020
	50,000	150,000	$1.03	12/08/2021

David Chaplin	—	—	—	—	—	$—
Former Vice President and Chief Scientific Officer

James Murphy	3,750		$181.00	1/29/2012	—	$—
Vice President and Chief Financial Officer	1,000		$100.60	1/29/2012
	1,250		$70.20	1/29/2012
	2,500		$83.60	1/29/2012
	3,125	3,125	$13.00	1/29/2012
	7,500	12,500	$21.20	1/29/2012
	6,561	3,439	$5.60	1/29/2012

(1)	Generally, option awards vest in equal annual installments over four years beginning on the first anniversary of the grant date and the exercise price is the closing price of our common stock as quoted on The NASDAQ Capital Market on the grant date. On September 15, 2010, we granted options to each of the named executive officers included in the table above that vest in equal annual installments over two years beginning on the first anniversary of the grant date. On December 8, 2011, we granted options to Dr. Langecker included in the table above, which vested 25% on the grant date and the balance will vest monthly in twenty-four equal installments beginning one month following the grant date.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-In-Control

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to our named executive officers in the event of a termination of employment or a change of control of the Company. The following table summarizes the potential payments to Peter J. Langecker, M.D., Ph.D. assuming that one of the described termination events occurs. The table assumes that the event occurred on December 31, 2011, the last day of our fiscal year. On December 30, 2011, the last trading day of 2011, the closing price of our common stock as listed on The NASDAQ Capital Market was $0.99 per share.

Peter J. Langecker, M.D., Ph.D.

Executive Benefits and Payments Upon Termination	Termination within 12 months Following Change in Control	Voluntary Termination by Executive or Death	Cause Termination or Termination by Executive with Good Reason	For Cause Termination	Disability
Base Salary	$350,000	$350,000	$350,000	$—	$—
Annual bonus (x% of Base Salary)	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid	Executive entitled to annual Bonus related to mostly completed calendar year if not already paid	N/A	Executive entitled to Annual Bonus related to most recently completed calendar year if not already paid

Acceleration of Vesting of Equity	100%	0%	0%	0%	0%

Stock Options:
Number of Stock Options	242,500	70,937	70,937	70,937	—
Value upon Termination	$240,075	$70,228	$70,228	$70,228	—

Vested Stock Received:
Number of Shares	—	—	—	—	—
Value upon Termination	$—	$—	$—	$—	—
Relocation Reimbursement	N/A	N/A	N/A	N/A	N/A
Deferred Compensation Payout	N/A	N/A	N/A	N/A	N/A
Post-term Health Care	Up to 12 months for Executive and family	N/A	Up to 12 months for Executive and family	N/A	N/A
		$—		$—	$—
Excise Tax Group Up	N/A	N/A	N/A	N/A	N/A

The information set forth above is described in more detail in the narrative following the Summary Compensation Table.

A “Change in Control” as defined in Dr. Langecker’s employment agreement shall mean the occurrence during the term of his employment of the following:

(i) Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of OXiGENE representing 50% or more of the total voting power represented by OXiGENE’s then outstanding voting securities (excluding for this purpose any such voting securities held by OXiGENE or its affiliates or by any employee benefit plan of OXiGENE) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii) Merger/Sale of Assets. (A) A merger or consolidation of OXiGENE whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of OXiGENE outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of OXiGENE or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the stockholders of OXiGENE approve an agreement for the sale or disposition by OXiGENE of all or substantially all of OXiGENE’s assets; or

(iii) Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of OXiGENE as of the date of this Agreement, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to OXiGENE).

Dr. Langecker will be entitled to certain benefits as described in the table above if his employment is terminated by the Company for reasons other than cause or by him with good reason. “Cause” shall mean any of the following:

(a) the Executive’s substantial failure to perform any of his duties hereunder or to follow reasonable, lawful directions of the Board or any officer to whom the Executive reports;

(b) the Executive’s willful misconduct or willful malfeasance in connection with his employment;

(c) the Executive’s conviction of, or plea of nolo contendere to, any crime constituting a felony under the laws of the United States or any state thereof, or any other crime involving moral turpitude;

(d) the Executive’s material breach of any of the provisions of the Agreement, OXiGENE’s bylaws or any other agreement with OXiGENE; or

(e) the Executive’s engaging in misconduct which has caused significant injury to OXiGENE, financial or otherwise, or to OXiGENE’s reputation.

“Termination with Good Reason” shall mean:

(i) without the Executive’s express written consent, any material reduction in Executive’s title, or responsibilities compared to those prior to a Change in Control (as such term is defined in the employment agreement);

(ii) a change in the location at which the Executive must perform the services under the Agreement of more than sixty (60) miles;

(iii) without the Executive’s express written consent, a material reduction by OXiGENE in the Executive’s total compensation, provided that it shall not be deemed a material reduction if (a) the amount of Executive’s Annual Bonus is less than the amount of any previously awarded Annual Bonuses or (b) a benefit is amended and such amendment affects all eligible executive participants; or

(iv) OXiGENE breaches a material term of the Agreement;

provided that, in each case, the Executive has provided notice to OXiGENE of such Good Reason condition within sixty (60) days of the initial occurrence of such Good Reason condition, has provided OXiGENE with thirty (30) days in which to cure the Good Reason condition, and such Good Reason condition remains uncured after the expiration of such thirty (30) day cure period. To be effective, such notice of a Good Reason condition must be in writing and set forth the specific alleged Good Reason for termination and the factual basis supporting the alleged Good Reason. A termination for Good Reason requires that the Executive actually terminate his employment with OXiGENE within thirty (30) days after the expiration of the 30 day cure period and must also meet the requirements for a good reason termination in accordance with Treasury Regulation §1.409A-1(n)(2), and any successor statute, regulation and guidance thereto.

All payments made and benefits available to Dr. Langecker in connection with his employment agreement will comply with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

David Chaplin, Ph.D.

As announced on September 1, 2011, Dr. Chaplin’s employment with the Company ended on August 30, 2011. The Company entered into a separation agreement with Dr. Chaplin in connection with his departure. The terms of Dr. Chaplin’s separation arrangement are consistent with the severance benefits provided for in his employment agreement.

Employment Agreement with David Chaplin.    In July 2000, we entered into an employment agreement with Dr. Chaplin to serve as our Chief Scientific Officer and Head of Research and Development. Effective in January 2007, Dr. Chaplin’s employment agreement was amended such that he received an annual base salary of £180,257 per year (or $279,398, using January 3, 2011 exchange rates). In 2009, Dr. Chaplin’s employment agreement was further amended to (1) set the period for which Dr. Chaplin would be paid in the event of his termination of employment other than for cause of with good reason at sixteen (16) months and (2) provide for the immediate vesting of all stock options, stock appreciation rights, restricted stock and other incentive compensation granted to him in the event of a change in control. Dr. Chaplin’s employment was terminated by OXiGENE other than for cause on August 30, 2011, and therefore, Dr. Chaplin became eligible to receive a payment of sixteen (16) months of his then-current base salary, or $394,907. In addition, Dr. Chaplin provided consulting services to the Company following August 30, 2011 and prior to December 31, 2011 for which he received $49,957. When Dr. Chaplin’s employment ended, all stock options that had been granted to Dr. Chaplin by OXiGENE remained exercisable, to the extent then-vested, for three months following August 30, 2011. On November 30, 2011, Dr. Chaplin’s stock options that had not been exercised expired by the terms of the 2005 Plan and the related equity agreements. All payments made and benefits available to Dr. Chaplin in connection with his separation agreement complied with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

James B. Murphy

As announced on September 1, 2011, Mr. Murphy’s permanent employment with the Company ended on October 31, 2011. Mr. Murphy continued to serve as the Company’s Chief Financial Officer on a temporary basis until his replacement was hired in March 2012. The Company entered into a separation agreement with Mr. Murphy in connection with his departure. The terms of Mr. Murphy’s separation arrangement are consistent with the severance benefits provided for in his employment agreement.

Employment Agreement with James B. Murphy.    In February 2004, we entered into an employment agreement with Mr. Murphy to serve as our Vice President and Chief Financial Officer. We amended the agreement in January 2009. Pursuant to the amended agreement, Mr. Murphy received a base salary of $245,000 per year. Mr. Murphy’s employment was terminated by OXiGENE other than for cause effective as of October 31, 2011, and therefore, Mr. Murphy received a payment of twelve months’ of his then-current base salary of $245,000. The Company also agreed to pay COBRA premiums, as long as Mr. Murphy is eligible for COBRA coverage, for Mr. Murphy and his immediate family for 12 months (provided that OXiGENE shall have no obligation to provide such coverage if Mr. Murphy becomes eligible for medical and dental coverage with another employer). When Mr. Murphy’s employment ended, all stock options that had been granted to Mr. Murphy by OXiGENE remained exercisable, to the extent then-vested, for three months following October 31, 2011. On January 29, 2012, Mr. Murphy’s stock options that had not been exercised expired by the terms of the 2005 Plan and the related equity agreements. All payments made and benefits available to Mr. Murphy in connection with his separation agreement complied with Internal Revenue Code Section 409A in accordance with the terms of his employment agreement.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2011 to each of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Roy H. Fickling(2)	—	$5,750	—	—	$5,750
Tamar Howson	$20,000	$15,750	$9,965	—	$45,715
Mark Kessel(3)	$26,667	$5,750	—	—	$32,417
Gerald S. McMahon(4)	$13,249	—	$13,418	—	$26,667
William D. Schwieterman	$20,000	$5,750	$20,046	—	$45,796
William Shiebler(5)	$76,267	$5,750	—	—	$82,017
Alastair J.J. Wood	$20,000	$25,750	—	—	$45,750

(1)	See Note 6 to our Condensed Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011 for details as to the assumptions used to determine the fair value of each of the stock awards and option awards set forth in this table, as well as a description of all forfeitures during fiscal year 2011.

(2)	Effective March 31, 2011, Mr. Fickling resigned as a member of the Board of Directors.

(3)	Mr. Kessel’s term expired at the 2011 Annual Meeting of Stockholders.

(4)	Dr. McMahon joined the Board of Directors in September 2011.

(5)	Mr. Shiebler’s term expired at the 2011 Annual Meeting of Stockholders.

The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various Committees of our Board.

Fees.    Effective as of January 1, 2010, the Board of Directors adopted an amended and restated director compensation policy that remained in effect until September 20, 2011, when a revised policy was adopted, as described below. In accordance with the January 1, 2010 policy, prior to the commencement of each calendar year, the Board of Directors established the number of shares of our common stock to be granted as the annual retainer for the upcoming calendar year for all non-employee directors. The annual retainer was paid in the form of semi-annual grants, under the 2005 Plan, of fully-vested shares of our common stock in the amount established by the Board of Directors for such calendar year. Shares of common stock to be issued to each non-employee director on the date of grant were automatically granted without further action by the Board of Directors or the Compensation Committee semi-annually on and as of January 2 and July 1, or the first business day thereafter. Shares granted pursuant to the policy have a purchase price equal to the par value of our common stock on the date of grant and are subject to the terms and conditions of the 2005 Plan.

Effective as of September 20, 2011, the Board of Directors adopted a revised amended and restated non-employee director compensation policy. In accordance with the revised policy, prior to the commencement of each calendar year, the Board of Directors establishes the dollar value of the retainer to be paid for the upcoming calendar year for all non-employee directors. For 2011, the retainer was set at $80,000. Once a year, prior to December 31, each non-employee director makes an election for the next calendar year to receive his or her retainer in the form of options to purchase shares of our common stock, shares of our common stock, or a combination of options and/or stock and up to 50% cash. Any cash election must be in whole $10,000 amounts. A new non-employee director joining the Board during the course of the year would make an election for the calendar year within 30 days of joining the Board, and his or her retainer will be pro-rated. In the absence of an election, a non-employee director will receive 50% of the retainer as cash and 50% as shares of our common stock. Shares and options comprising the annual retainer are granted under the 2005 Plan. The shares of common stock are fully-vested as of the grant date and have a purchase price equal to the par value of our common stock on the grant date. The options are fully vested as of the grant date, have a six-year term and an exercise price equal to the closing price of our common stock on its principal trading market on the grant date. The number of options to be granted is calculated using the Black-Scholes valuation method. Shares of common stock, options to purchase shares of common stock and/or cash to be paid to each non-employee director on the date of grant are automatically granted without further action by the Board of Directors or the Compensation Committee semi-annually on and as of January 2 and July 1, or the first business day thereafter. Shares and options granted pursuant to the policy are subject to the terms and conditions of the 2005 Plan.

Pursuant to the amendments to the 2005 Plan, which were approved by our stockholders at the 2011 Annual Meeting of Stockholders, each of our non-employee directors whose term continued after the Annual Meeting received an equity grant of up to $40,000 in value as compensation for Board of Directors service for the period of July 1 to December 31, 2011, in accordance with our revised non-employee director compensation policy described above, provided that no such grant was made to Dr. Gerald McMahon in 2011 in light of the grant made to him at the time of his joining the Board in September 2011. We were unable to make these director compensation grants on July 1, 2011 due to the insufficient number of shares of our common stock available for award issuances under the 2005 Plan at that time. Mark Kessel and Bill Shiebler received a cash payment of $26,667 each for their service on the Board of Directors during the period from July 1, 2011 to October 31, 2011.

Equity Incentives.    Under the terms of the 2005 Plan, directors may be granted shares of common stock, stock-based awards and/or stock options to purchase shares of common stock.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2011.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	1,001,308	$5.91	1,395,721

Equity compensation plans not approved by security holders	n/a	n/a	n/a

Total	1,001,308	$5.91	1,395,721

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves in advance all related person transactions.

We did not engage in any related person transactions during the fiscal years ended December 31, 2010 or December 31, 2011.

EXPENSES OF SOLICITATION

We will bear the costs of soliciting proxies from our stockholders. We will make this solicitation by mail, and our directors, officers and employees may also solicit proxies by telephone, fax, e-mail or in person, for which they will receive no compensation other than their regular compensation as directors, officers or employees. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to beneficial owners of our voting securities. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses that are incurred by them.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics has been filed as an exhibit to our Annual Report on Form 10-K. Disclosure regarding any amendments to, or waivers from provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the NASDAQ Stock Market.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Your eligibility as a stockholder to submit proposals and director nominations, the proper subjects of such proposals and other issues governing stockholder proposals and director nominations are regulated by the rules adopted under Section 14 of the Exchange Act. To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2013 stockholder proposals and nominations must be received no later than December 19, 2012. If we do not receive notice of any matter to be considered for presentation at the annual meeting, although not to be included in the Proxy Statement, between February 2, 2013 and March 4, 2013 management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of The Secretary, OXiGENE, Inc., 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2011, and which provides additional information about us can be found on the website of the Securities and Exchange Commission at www.sec.gov. It is also available on our website at www.oxigene.com. You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: OXiGENE, Inc., 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080, Attention: Investor Relations.

South San Francisco, CA

April 18, 2012

APPENDIX A

OXiGENE, INC.

2005 STOCK PLAN

(as amended on March 19, 2012)

1.    DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this OXiGENE, Inc. 2005 Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means OXiGENE, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this OXiGENE, Inc. 2005 Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.    SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan, shall be 4,000,000 shares of Common Stock or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.

(b) If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.    ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a. Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b. Determine which Employees, directors and consultants shall be granted Stock Rights;

c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 200,000 Shares be granted to any Participant in any fiscal year;

d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

e. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.    ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.    TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A. Non-Qualified Options:    Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a. Option Price:    Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b. Number of Shares:    Each Option Agreement shall state the number of Shares to which it pertains.

c. Option Periods:    Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

d. Option Conditions:    Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i. The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii. The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e. Option Term:    Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

B. ISOs:    Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a. Minimum standards:    The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b. Option Price:    Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

c. Term of Option:    For Participants who own:

i. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d. Limitation on Yearly Exercise:    The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.    TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note, bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

10.    ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required pursuant to the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable

Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

11.    RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.    ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b. Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c. The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d. Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e. A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f. Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

15.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a. To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.    EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a. To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.    EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a. All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

d. Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

20.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s forfeiture provisions or rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.    EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s forfeiture provisions or rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.    PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.    ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A. Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common

Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B. Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all repurchase rights or forfeiture provisions with respect to outstanding Stock Grants.

C. Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D. Adjustments to Stock-Based Awards.    Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24 and, subject to Paragraph 4, its determination shall be conclusive.

E. Modification of Options.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option.

25.    ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.    FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.    CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.    WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.    TERMINATION OF THE PLAN.

The Plan will terminate on April 25, 2015, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.    AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.    EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.    GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

APPENDIX B

CERTIFICATE OF AMENDMENT TO

RESTATED CERTIFICATE OF INCORPORATION OF

OXiGENE, INC.

It is hereby certified that:

FIRST:	The name of the corporation is OXiGENE, Inc. (the “Corporation”).

SECOND:	The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out Section A of Article Fourth in its entirety and by substituting in lieu thereof the following:

“A. Designation and Number of Shares.

The aggregate number of shares of all classes of stock which the Corporation is authorized to issue is One Hundred and Fifteen Million (115,000,000) shares, of which One Hundred Million (100,000,000) shares are designated Common Stock, of the par value of One Cent ($0.01) per share, and Fifteen Million (15,000,000) shares are designated Preferred Stock, of the par value of One Cent ($0.01) per share.”

THIRD:	The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this      day of May 2012.

OXiGENE, Inc.

By:
Name:	Peter J. Langecker, M.D., Ph.D.
Title:	Chief Executive Officer

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APPENDIX C

ANNUAL MEETING OF STOCKHOLDERS OF

OXiGENE, INC.

701 Gateway Boulevard, Suite 210

South San Francisco, CA 94080

May 24, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and 2011 Annual Report

are available at www.oxigene.com

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

i    Please detach along perforated line  and mail in the envelope provided.    i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE AND “FOR”

PROPOSALS

NO. 2, 3, 4 AND 5. PLEASE SIGN DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE

IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	Election of Directors:

☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:

¡	Tamar D. Howson
¡	Peter J. Langecker, M.D., Ph.D.
¡	Gerald McMahon, Ph.D.
¡	William D. Schwieterman, M.D.
¡	Alastair J.J. Wood, M.D.

2.

To approve an increase in the number of shares of our common stock, $0.01 par value per share, reserved for issuance under the Company’s 2005 Stock Plan, as amended, from 2,500,000 shares to 4,000,000 shares.

		FOR	AGAINST	ABSTAIN

		☐	☐	☐

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3.	To amend our Restated Certificate of Incorporation to decrease from 300,000,000 shares to 100,000,000 shares the aggregate number of shares of common stock authorized to be issued.	☐	☐	☐

4.	To approve proposed issuances of up to 34 million shares of our common stock, $0.01 per share, to Lincoln Park Capital Fund, LLC (“LPC”) pursuant to the Purchase Agreement, dated November 28, 2011, by and among the Company and LPC (the “Purchase Agreement”), as described in the attached Proxy Statement, to comply with NASDAQ Marketplace Rule 5635(d).	☐	☐	☐

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

INSTRUCTION:

To withhold authority to vote for

any individual nominee(s), mark “FOR ALL

EXCEPT” and fill in the circle next to each

nominee you wish to withhold, as shown here:  —

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

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OXiGENE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON MAY 24, 2012

The undersigned hereby appoints Peter J. Langecker and David L. Johnson, and each of them (with full power to act alone), proxies, with full power of substitution, to vote all shares of common stock of OXiGENE, Inc., a Delaware corporation (the “Company”), owned by the undersigned at the 2012 Annual Meeting of Stockholders of the Company to be held at the Company’s offices located at 701 Gateway Boulevard, Suite 210, South San Francisco, California 94080 on May 24, 2012, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED AND, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NAMED DIRECTOR NOMINEES AND FOR PROPOSALS NO. 2, 3, 4 and 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TAKING OF A VOTE ON THE MATTERS SPECIFIED HEREIN.

(Continued and to be signed on reverse side.)

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